SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 29, 2007

COLUMBIA BANKING SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation)

0-20288	91-1422237
(Commission File Number)	(IRS Employer Identification No.)

1301 A Street

Tacoma, WA 98402

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (253) 305-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On March 29, 2007, Columbia Banking System, Inc. (“Columbia”), held a conference call during which it provided information regarding Columbia’s proposed acquisition of Mountain Bank Holding Company (and a separate proposed acquisition of Town Center Bancorp). A transcript of the conference call is furnished as Exhibit 99.1 to this report and incorporated by reference.

Item 8.01.	Other Events

As reported in Columbia’s report on Form 8-K filed March 29, 2007, Columbia and Mountain Bank Holding Company (“MBHC”) entered into a Plan and Agreement of Merger (the “Merger Agreement”) dated as of March 28, 2007, pursuant to which MBHC will merge with and into Columbia, and MBHC’s bank subsidiary, Mt. Rainier National Bank, will merge with and into Columbia’s subsidiary, Columbia State Bank. A copy of the Merger Agreement is filed as Exhibit 2.1 to this report and incorporated by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

2.1	Plan and Agreement of Merger dated as of March 28, 2007, among Columbia Banking System, Inc., Columbia State Bank, Mountain Bank Holding Company, and Mt. Rainier National Bank

99.1	Transcript of March 29, 2007 Conference Call

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 5, 2007	COLUMBIA BANKING SYSTEM, INC.

	By:	/s/ Melanie J. Dressel
Melanie J. Dressel President and Chief Executive Officer

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